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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 24, 2021

(Date of earliest event reported)

Techpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

2550 N. First Street, #550

San Jose, California 95131 USA
(Address of principal executive offices, including zip code)

(408) 324-0588

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Japanese Depository Shares, each representing one Common Stock Share, $0.0001 par value per share	M-6697	Tokyo Stock Exchange (Mothers Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2021, Koji Mori submitted to the Board of Directors (the “Board”) of Techpoint, Inc. (the “Company”) his resignation as a member of the Board and any committees thereof, effective immediately.

On March 24, 2021, the Board appointed Noriko Tsujihiro, Ph.D. to serve as a member of the Board effective immediately. Dr. Tsujihiro will stand for election at the Company’s 2021 annual meeting of stockholders. Dr. Tsujihiro was appointed to the audit committee and compensation committee of the Board.

Noriko Tsujihiro, Ph.D., age 52, has served as a project professor at Keio University since April 2015, where she manages research projects on economic security, and has served as director of E4 Strategies, an energy, environment and economy consulting firm, since January 2013. Dr. Tsujihiro currently serves on the board of directors of Ain Holdings, Inc. (TSE: 9627), a company that operates and franchises pharmacies, since June 2018, Hankyu-Hanshin Holdings, Inc. (TSE: 9042, OSE: 9042), a company conducting business in various industries such as travel, real estate, transportation, entertainment, and information and communications technology, since June 2019, and VLC Holdings, Inc. (NSE: 2467), a company that provides marketing research services, since June 2019. Dr. Tsujihiro holds a B.S. in Economics and Business from Rikkyo University and a Ph.D. in Energy Science from Kyoto University.

In connection with Dr. Tsujihiro’s appointment to the Board, Dr. Tsujihiro entered into the Company’s standard form of indemnification agreement.

Dr. Tsujihiro will receive compensation for her service as a non-employee director, as described under the heading “Director Compensation” of the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 24, 2020.

Dr. Tsujihiro has no family relationships with any of the Company’s directors or executive officers, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Techpoint, Inc.

Date: March 25, 2021	By:	/s/ Maureen A. Monahan
	Name:	Maureen A. Monahan
	Title:	Chief Financial Officer